UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 13, 2015

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the following actions relative to salary and performance-based bonus awards for the Company’s Named Executive Officers as set forth in the Company’s proxy statement dated March 27, 2014 (the “NEOs”):

Named Executive Officer	2014 Bonus (1)	2015 Base Salary (2)
Blake W. Nordstrom President	$1,197,990	$740,000
Peter E. Nordstrom EVP and President, Merchandising	$1,197,990	$740,000
Erik B. Nordstrom EVP and President, Nordstrom Direct	$1,197,990	$740,000
Michael G. Koppel EVP and Chief Financial Officer	$556,793	$770,000
Daniel F. Little EVP and Chief Information Officer	$377,540	$585,000

(1)	Nordstrom follows a pay-for-performance philosophy. Our compensation plans are designed to focus NEOs on goals that align with business strategy, operating performance and shareholder values. In support of our philosophy, performance-based awards pay out only when pre-determined results are achieved. The 2014 cash bonuses were determined based on the achievement of pre-established performance measures set by the Committee under the shareholder-approved Nordstrom, Inc. Executive Management Bonus Plan (the “Bonus Plan”).
(2)	Represents NEOs’ base salaries as of April 1, 2015, set by the Committee on February 13, 2015. Reported amounts reflect increases in base compensation of $15,000 each for Blake Nordstrom, Peter Nordstrom and Erik Nordstrom, $21,200 for Michael Koppel and $13,800 for Daniel Little.

The Committee also awarded stock option grants to the Company’s five NEOs, effective February 24, 2015, the first open window trading date after Committee approval. Stock options were granted pursuant to the terms of the Nordstrom, Inc. 2010 Equity Incentive Plan (the “Plan”) and have a term of ten years with an exercise price equivalent to the closing price of the Company’s Common Stock on February 24, 2015. Vesting occurs at a rate of 25% annually beginning one year from the date of grant. The number of options to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and the fair value of an option. The Binomial Lattice model is used to estimate the fair value of an option. This model requires the input of certain assumptions, including risk-free interest rate, volatility, dividend yield and expected life. The formula for determining the number of options granted is:

No. of Options = (base pay x LTI%) / option fair value

The form of the 2015 Nonqualified Stock Option Grant Agreement is attached hereto as Exhibit 10.1. The number of options actually granted to each of the NEOs, once determined, will be reported in an amendment to this Current Report on Form 8-K.

On February 13, 2015, the Committee also awarded Restricted Stock Units (“RSUs”) to the Company’s five NEOs pursuant to the terms of the Plan. The RSU awards are effective February 24, 2015. RSUs entitle the participant to settle in shares of Company Common Stock. Vesting occurs at a rate of 25% annually, beginning one year from the date of grant. The number of RSUs to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and the fair value of an RSU. The fair value of an RSU is calculated as the stock price as of the effective date less the present value of Company stock dividends over the vesting period. This calculation requires the input of certain assumptions, including the risk-free interest rate and the expected Company stock dividends. The formula for determining the number of RSUs granted is:

No. of RSUs = (base pay x LTI%) / RSU fair value

The form of the 2015 Restricted Stock Unit Award Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2. The number of RSUs actually granted to each of the NEOs, once determined, will be reported in an amendment to this Current Report on Form 8-K.

On February 13, 2015, the Committee also awarded Performance Share Units (“PSUs”) to the Company’s five NEOs pursuant to the terms of the Plan. The PSU awards are effective February 24, 2015. Participants may elect to settle PSUs in shares of Company Common Stock or cash upon the achievement of such performance goals as may be established by the Committee at the time of grant based on any one or a combination of certain performance criteria enumerated in the Plan. The 2015 PSUs are earned over a three-year period from fiscal year 2015 through fiscal year 2017. The percentage of PSUs granted that will actually be earned at the end of the three-year period is based upon the Company’s total shareholder return compared to the total shareholder return of companies in the Standard & Poor’s 500, as composed on the first day of the performance cycle, during that same period. Total shareholder return is based on a 30 trading-day closing price average that is established both prior to the beginning of the performance cycle and prior to the end of the performance cycle. The formula for determining the number of PSUs granted is:

No. of PSUs = (base pay x LTI%) / stock price on the effective date

The form of the 2015 Performance Share Unit Award Agreement is attached to this Current Report as Exhibit 10.3. The number of PSUs actually awarded to each of the NEOs, once determined, will be reported in an amendment to this Current Report on Form 8-K.

Also on February 13, 2015, the Committee certified the level of attainment of the pre-established performance goals for the 2012 PSU grant relating to fiscal years 2012 through 2014 at 75%. The PSUs for the NEOs were all paid in cash. The number of PSUs vested and the corresponding cash payment to settle the PSUs for each of the NEOs was as follows:

Named Executive Officer	2012 PSUs Vested	Value of PSUs Paid in Cash
Blake W. Nordstrom President	4,987.50	$380,048
Peter E. Nordstrom EVP and President, Merchandising	4,631.25	$352,901
Erik B. Nordstrom EVP and President, Nordstrom Direct	4,631.25	$352,901
Michael G. Koppel EVP and Chief Financial Officer	3,206.25	$244,316
Daniel F. Little EVP and Chief Information Officer	2,671.50	$203,568

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of the 2015 Nonqualified Stock Option Grant Agreement.

10.2	Form of the 2015 Restricted Stock Unit Award Agreement.

10.3	Form of the 2015 Performance Share Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: February 19, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of the 2015 Nonqualified Stock Option Grant Agreement.

10.2	Form of the 2015 Restricted Stock Unit Award Agreement.

10.3	Form of the 2015 Performance Share Unit Award Agreement.

5